                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       COMPUTER LANGUAGE RESEARCH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        COMPUTER LANGUAGE RESEARCH, INC.
                                2395 MIDWAY ROAD
                            CARROLLTON, TEXAS 75006

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 30, 1996

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of the Shareholders (the "Meeting") of Computer Language Research, Inc., a Texas corporation (the "Corporation"), will be held in the auditorium of the Corporation's headquarters at 2395 Midway Road, Carrollton, Texas 75006, Tuesday, April 30, 1996, at 9:30 A.M., local time, for the following purposes:

          (1) To elect seven directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

          (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     The close of business on March 8, 1996, has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting and any adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting shall be open to examination by any shareholder during normal business hours at the Corporation's headquarters at 2395 Midway Road, Carrollton, Texas 75006.

     SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                            By Order of the Board of Directors

                                            DOUGLAS H. GROSS
                                            Secretary

Carrollton, Texas
April 1, 1996

                        COMPUTER LANGUAGE RESEARCH, INC.
                                2395 MIDWAY ROAD
                            CARROLLTON, TEXAS 75006

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 30, 1996

     This Proxy Statement, which is first being mailed on or about April 1, 1996, to shareholders of record as of March 8, 1996 of Computer Language Research, Inc. (the "Corporation"), is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies to be voted at the 1996 Annual Meeting of Shareholders (the "Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Unless a shareholder otherwise specifies, all shares represented by valid proxies will be voted (i) FOR the election of the seven persons named in this Proxy Statement under the heading Election of Directors as nominees for directors of the Corporation, and (ii) at the discretion of the proxy holders, on any other matter that may properly come before the Meeting or any adjournment thereof. A shareholder's proxy may be revoked at any time prior to its exercise. Written notice of such revocation should be provided to KeyCorp Shareholder Services, P.O. Box 971154, Cleveland, Ohio 44197-1155, Attention: Proxy Department, prior to April 30, 1996. If notice of revocation is not received at such office prior to such date, a shareholder may nevertheless revoke a proxy if such shareholder attends the Meeting and votes in person. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a previously granted proxy.

                       RECORD DATE AND VOTING SECURITIES

     The record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof is March 8, 1996 (the "Record Date"), on which date the Corporation had issued and outstanding 14,176,779 shares of common stock, $0.01 par value per share (the "Common Stock"). These shares were registered in the names of 447 shareholders.

                               QUORUM AND VOTING

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained. Abstentions are counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy.

     A holder of shares of Common Stock on the Record Date shall be entitled to one vote per share with regard to each nominee for director and on each other matter to be voted on at the Meeting. Cumulative voting in the election of directors is prohibited.

     In order to be elected a director, a nominee must receive the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting.

     A shareholder may, with respect to election of directors, (i) vote FOR the election of all seven director nominees named in this Proxy Statement, (ii) vote for the election of all such director nominees other than any nominee or nominees with respect to whom the shareholder withholds authority to vote, or
(iii) WITHHOLD authority to vote for all seven director nominees named herein by so indicating in the appropriate space on the proxy card.

     A shareholder attending the Meeting and voting in person may, with respect to each other matter coming before the Meeting, (i) vote FOR the matter, (ii) vote AGAINST the matter, or (iii) ABSTAIN from voting on the matter.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast FOR or AGAINST are included. Abstentions have the effect of negative votes. Broker non-votes will not affect the outcome of the election. Shares will be voted as instructed in the accompanying proxy card on each matter submitted to shareholders. If no instructions are given, the shares will be voted FOR the election of all seven director nominees named herein.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation, pursuant to the Bylaws, has by resolution fixed the number of directors of the Corporation at seven. All seven directors of the Corporation are to be elected at the Meeting. Those nominated by the Board of Directors are: Francis W. Winn, Stephen T. Winn, Dr. David L. Winn, Alfred R. Berkeley, III, James R. Dunaway, Jr., Merle J. Volding and Max
D. Hopper. It is intended that the names of these persons will be placed in nomination at the Meeting and that the persons named as proxies on the proxy card will vote for their election. Each director elected will hold office until the next annual meeting of shareholders or until his successor shall have been duly elected and qualified. Each nominee for director has consented to his nomination as a director and, so far as the Board of Directors and the management of the Corporation are aware, will serve as a director if elected. In case any nominee is unable to serve or for good cause will not serve, the proxies will have discretionary authority in that instance to vote the proxy for a substitute designated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE CORPORATION VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

                 BACKGROUND AND BUSINESS EXPERIENCE OF NOMINEES

     Francis W. Winn, 78, the founder of the Corporation and a director since 1969, served as its Chairman of the Board and President from February, 1969 until May, 1977, and continues to serve as Chairman of the Board. Prior to founding the Corporation, Mr. Winn was employed by various petroleum or petroleum-related companies in research management. Mr. Winn is the father of Stephen T. Winn and Dr. David L. Winn, and the father-in-law of James R. Dunaway, Jr., all directors of the Corporation.

     Stephen T. Winn, 49, has served as a director since 1969, and as President and Chief Executive Officer since May, 1977. Mr. Winn served as Executive Vice President from 1971 until his election as President in 1977. Mr. Winn was selected as a Sloan Fellow at Stanford University in 1980 and holds an M.M.S. Degree in Management Science from Stanford. He has served as a member of the Stanford University Sloan Advisory Board, American Business Conference and the American Electronics Association, and is an executive board member of the Circle Ten Council of the Boy Scouts of America and a trustee for the St. Mark's School of Texas.

     David L. Winn, M.D., 39, a director since 1987, previously served as a director from 1977 to 1984. Currently, Dr. Winn practices primary care medicine in Cedar Park, Texas, is a director of the Hill Country Medical Ministries and is a founder of Firestorm Productions, a producer of multi-media entertainment software.

     Alfred R. Berkeley, III, 51, a director since 1989, has been a Managing Director of Alex. Brown & Sons, Incorporated, an investment banking firm, since 1972, with an exception of a 2 1/2 year leave of absence during which he served as Chairman and Chief Executive Officer of Rabbit Software Corp., which provides products and services for microcomputer network communications. Mr. Berkeley started in Alex. Brown's Research Department, managed the firm's Information Systems Division and moved to the Mergers and Acquisitions Department. Since mid-1991, Mr. Berkeley has been involved with the Investment Banking Division. In addition to his responsibilities at Alex. Brown, Mr. Berkeley is currently a director of IMNET, Cognos

Incorporated, and the University City Science Center -- a high technology "incubator" owned by the colleges and universities in the Delaware Valley. He has been a director of Nasdaq, Inc., Safeguard Scientifics and Comshare, Inc.. Mr. Berkeley is Chairman of the Corporation's Audit Committee and a member of its Compensation Committee.

     James R. Dunaway, Jr., 47, a director since 1982, is the founder and owner of Dunaway Associates, Inc., Engineers-Planners of Fort Worth, Texas and Phoenix, Arizona. Since 1981, Mr. Dunaway has been an active real estate investor and developer in the Dallas/Fort Worth area. Mr. Dunaway is a registered Professional Engineer and Registered Professional Land Surveyor in the State of Texas. He is a member of the Corporation's Compensation Committee.

     Merle J. Volding, 72, a director since 1989, currently serves as a director and consultant to BancTec, Inc., a provider of integrated financial transaction processing systems, applications software, and support services, where he served as a director, Chairman of the Board, and Chief Executive Officer from 1974 until 1986. He is Chairman of the Corporation's Compensation Committee and a member of its Audit Committee.

     Max D. Hopper, 61, a director since August 1994, served at AMR
Corporation -- an air transportation company and provider of information services to the travel and transportation industry -- as senior vice president from 1985 through January 1995 and as chairman of The SABRE Group from April 1993 through January 1995. After retiring from AMR, Mr. Hopper founded Max D. Hopper Associates, a consulting firm specializing in creating benefits from the strategic use of advanced information technologies. He serves on the boards of Gartner Group, VTEL Corporation, Gupta Corporation, Scopus Technology and USDATA Corporation. He is a member of the Corporation's Compensation and Audit Committees.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Corporation and to act on matters requiring Board approval. It also holds special meetings, including telephonic meetings, between scheduled meetings when the need arises. The Board of Directors held six meetings during the 1995 fiscal year. During such period and during their terms of office, each current member and nominee of the Board participated in at least 75% of the aggregate of all Board meetings and all applicable committee meetings.

     The Board of Directors has established standing Audit and Compensation Committees whose functions and the number of meetings held during the 1995 fiscal year are described below. The members of these Committees have been identified above under the heading Background and Business Experience of Nominees. The Board of Directors does not have a Nominating Committee; rather, the Board functions as a committee of the whole to nominate candidates for Board membership.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors for the Corporation and monitors the performance of such auditors; reviews and approves the scope of the annual audit; reviews with the independent auditors in February of each year the results of the audit for the prior fiscal year before the earnings report for such fiscal year is released publicly; reviews and evaluates with management quarterly financial statements; reviews with management the scope and adequacy of internal accounting controls; reviews and evaluates the objectivity, effectiveness and resources of the internal audit function; evaluates problem areas having a potential financial impact on the Corporation which may be brought to its attention by management, the independent auditors, or the Board of Directors and reviews certain public financial reporting documents of the Corporation. The members of the Audit Committee confer privately with the independent auditors. The Audit Committee met three times during the 1995 fiscal year.

     Compensation Committee. As described more fully in the Report of the Compensation Committee on Executive Compensation, the Compensation Committee has responsibility to review and approve executive compensation plans and packages. The Compensation Committee met four times during the 1995 fiscal year.

     Compensation of Directors. During 1995, each non-employee director received a $1,000 per month retainer. Audit and Compensation Committee members received $250 per month for serving on each committee. Non-employee directors were also paid $1,000 per day for each day of attendance at Board meetings and were reimbursed for their out-of-pocket expenses in attending meetings. Non-employee directors participate in the Computer Language Research, Inc., Non-Employee Directors' 1994 Stock Option Plan, pursuant to which, options in the indicated amounts were granted to Messrs. Berkeley (2500), Hopper (2500), Volding (2500) and Dunaway (2500) and to Dr. Winn (2500) during fiscal year 1995.

                  CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICER

     Effective September 24, 1993, the Corporation guaranteed the repayment of a four-year $2.0 million loan by a bank ("Bank") to the Corporation's President. Payment of the President's $2.0 million bank loan was secured by a $2.0 million letter of credit in favor of the Bank, the Corporation being the account party, and was further secured by a Corporate Guarantee and by 752,000 shares of Common Stock of the Corporation pledged to the Bank by the Corporation's President. This arrangement was terminated at the request of the President on December 21, 1995.

        BENEFICIAL OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS,
                     DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following table sets forth information as of December 31, 1995, regarding the beneficial ownership of the Corporation's Common Stock by (i) each person known by the Corporation to own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director and named executive officers and (iii) all directors and named executive officers of the Corporation as a group. For purposes of the table, including the footnotes thereto, the beneficial ownership of shares of Common Stock is being reported as required under applicable securities laws and interpretations and may not be reflective of state law ownership interests. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, except as noted and except for shares held as joint tenants, tenants-in-common and shares held in a family limited partnership, as to which shares the named persons have shared voting and investment power.

                                                                      NUMBER OF           % OF
                 NAME                          ADDRESS                  SHARES           CLASS
    -------------------------------  ---------------------------   ----------------    ----------
    Francis W. Winn*                 2395 Midway Road                    421,300(1)        2.98%
                                     Carrollton, Texas 75006
    Stephen T. Winn*                 2395 Midway Road                  4,214,562(2)       29.82%
                                     Carrollton, Texas 75006
    David L. Winn*                   190 Buttercup Creek Blvd.         4,196,612(3)       29.70%
                                     Cedar Park, Texas 78613
    James R. Dunaway, Jr.*           1501 Merrimac Circle              4,313,212(4)       30.52%
                                     Ft. Worth, Texas 76107
    Carol Winn Dunaway               1501 Merrimac Circle              4,313,212(5)       30.52%
                                     Ft. Worth, Texas 76107
    Winn Family, Ltd.                c/o Stephen T. Winn, Mgr.         1,538,462(6)       11.03%
      A Texas Limited Partnership    2395 Midway Road
                                     Carrollton, Texas 75006
    Alfred R. Berkeley, III*                                              11,500(7)          --**
    Merle J. Volding*                                                      1,500(8)          --**
    Max Dean Hopper*                                                       1,500(8)          --**
    E. Dean Liles                                                         32,000(8)          --**
    Lynn J. Finlinson                                                          0
    M. Brian Healy                                                        13,000(8)          --**
    All directors and named
      executive officers as a group
      (10 persons)                                                    10,128,262(9)       71.67%

---------------

 *  Director and Nominee

**  Less than 1%

(1) Includes 250,000 shares directly owned by Nancy K. Winn, Mr. Winn's wife, as to all of which shares Mr. Winn disclaims beneficial ownership; 98,300 shares held as tenants-in-common with Mrs. Winn and 37,500 shares held as joint tenants with Mrs. Winn.

(2) Includes 312,500 shares owned by a family trust, of which Stephen T. Winn is the sole trustee; 162,600 shares owned by trusts for Mr. Winn's children, of which he is the sole trustee; 61,000 shares held in custodianship accounts for Mr. Winn's children, of which he is the sole custodian; and 51,150 shares directly owned by Mr. Winn's wife, as to all of which shares Mr. Winn disclaims beneficial ownership. Also includes 1,538,462 shares held by Winn Family Ltd., a limited partnership of which Mr. Winn is a general partner. Mr. Winn disclaims beneficial ownership of the shares held by such limited partnership except to the extent of his prorata interest in the limited partnership. Includes 100,000 shares subject to presently exercisable options held by Mr. Winn.

(3) Includes 342,500 shares owned by a family trust, of which Dr. David L. Winn is the sole trustee; 97,250 shares owned by trusts for Dr. Winn's children, of which he is the sole trustee; and 151,150 shares directly owned by Dr. Winn's wife, as to all of which shares Dr. Winn disclaims beneficial ownership. Also includes 1,538,462 shares held by Winn Family Ltd., a limited partnership of which Dr. Winn is a general partner. Dr. Winn disclaims beneficial ownership of the shares held by such limited partnership except to the extent of his prorata interest in the limited partnership. Includes 1,500 shares subject to presently exercisable options held by Dr. Winn.

(4) Includes 267,500 shares owned by the family trust of which Carol W. Dunaway, Mr. Dunaway's wife, is the sole trustee; 1,538,462 shares owned by Winn Family, Ltd., a limited partnership of which Mrs. Dunaway is a general partner; and 2,100,000 shares directly owned by Mrs. Dunaway, as to all of which shares Mr. Dunaway disclaims beneficial ownership. Includes 379,100 shares owned by the Turtle Creek Group, Ltd., a limited partnership of which Mr. Dunaway is a general partner. Mr. Dunaway disclaims beneficial ownership of the shares held by such limited partnership except to the extent of his prorata interest in the limited partnership. Also includes 1,500 shares subject to presently exercisable options held by Mr. Dunaway.

(5) Includes 267,500 shares owned by a family trust, of which Mrs. Dunaway is the sole trustee; 26,650 shares directly owned by James R. Dunaway, Jr., Mrs. Dunaway's husband; and 1,500 presently exercisable options held by Mr. Dunaway, as to all of which shares and options Mrs. Dunaway disclaims beneficial ownership. Also includes 1,538,462 shares owned by Winn Family Ltd., a limited partnership of which Mrs. Dunaway is a general partner and 379,100 shares owned by the Turtle Creek Group, Ltd., a limited partnership of which Mrs. Dunaway is a general partner. Mrs. Dunaway disclaims beneficial ownership of the shares held by such limited partnerships except to the extent of her prorata interests in the limited partnerships.

(6) Winn Family, Ltd., was organized on May 11, 1994. Limited partners are Francis W. Winn and Nancy K. Winn. The general partners are Stephen T. Winn, Manager, Carol Winn Dunaway and Dr. David L. Winn. The general partners have equally shared power to vote and/or dispose of the Partnership assets including the Common Stock of the Corporation.

(7) Includes 10,000 shares held in trusts for Mr. Berkeley's children, of which Mrs. Berkeley is the trustee, as to all of which shares Mr. Berkeley disclaims beneficial ownership. Includes 1,500 shares subject to presently exercisable options held by Mr. Berkeley.

(8) Includes 1,500, 1,500, 32,000 and 13,000 presently exercisable options held by Messrs. Volding, Hopper, Liles and Healy respectively.

(9) Includes 5,859,012 shares owned by persons and entities other than the directors and named executive officers as described in footnotes (1)-(8) above, and as to which shares such directors and named executive officers disclaim beneficial ownership; and 152,500 shares subject to presently exercisable options held by the directors and named executive officers (including Mr. Stephen T. Winn).

                             EXECUTIVE COMPENSATION

     The federal government mandates that the Corporation's Proxy Statement set forth certain information regarding the compensation of all individuals who served as the Corporation's Chief Executive Officer during the last completed fiscal year and the other four most highly compensated executive officers who were serving as executive officers at the end of the Corporation's last completed fiscal year. There are individuals in the employ of the Corporation who are not executive officers but who had higher fiscal 1995 compensation than some of the named executive officers other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                       -----------------------------------
                                                                                AWARDS             PAYOUTS
                                                                       ------------------------    -------
                                       ANNUAL COMPENSATION                           SECURITIES
                               ------------------------------------    RESTRICTED    UNDERLYING
                                                       OTHER ANNUAL      STOCK        OPTIONS/      LTIP         ALL OTHER
       NAME AND                 SALARY                   COMPEN-         AWARDS       SAR'S(4)     PAYOUTS        COMPEN-
  PRINCIPAL POSITION   YEAR     ($)(1)     BONUS($)    SATION($)(3)      ($)(4)         (#)        ($)(4)     SATION($)(3)(7)
---------------------------    --------    --------    ------------    ----------    ----------    -------    ---------------
Stephen T. Winn        1995    $316,488    $252,890           0            N/A          25,000       N/A          $ 4,822
President/CEO          1994     300,008    300,008            0            N/A               0       N/A            4,091
                       1993     290,004    290,004            0            N/A          50,000       N/A            6,493
Francis W. Winn        1995     225,000          0            0            N/A               0       N/A            4,951
Chairman of the        1994     225,000          0            0            N/A               0       N/A            2,701
Board/Founder          1993     225,000          0            0            N/A               0       N/A            1,237
E. Dean Liles(5)       1995     254,988    116,527            0            N/A          25,000       N/A            7,916
President              1994     244,992    181,294            0            N/A               0       N/A            7,298
Fast-Tax Division      1993      98,308     75,697            0            N/A         100,000       N/A              312
Lynn J. Finlinson(6)   1995      94,250    272,620  2)(8)     0            N/A          20,000       N/A            2,610
President              1994         N/A        N/A          N/A            N/A             N/A       N/A              N/A
Rent Roll, Inc.        1993         N/A        N/A          N/A            N/A             N/A       N/A              N/A
M. Brian Healy         1995     167,500     64,244 (2)        0            N/A           5,000       N/A            7,941
Group Vice Pres.       1994     161,250     87,680            0            N/A          10,000       N/A            6,917
Finance & Admin.       1993     153,750     85,331            0            N/A          15,000       N/A           16,046

---------------

(1) Includes amounts of base salary deferred at the election of the executive pursuant to the Corporation's 401(k) Plan, a defined contribution plan.

(2) Does not include certain additional future payments which may be payable to Messrs. Finlinson and Healy pursuant to the individual performance component of the Corporation's 1989 Annual Incentive Plan. The full 1995 individual performance portion was not calculable through the latest practicable date for inclusion in this Proxy Statement. Pursuant to the instructions to Reg. S-K, Item 402(b)(2)(iii)(B), such non-calculable amounts will be disclosed in the subsequent fiscal year in the appropriate column for the fiscal year in which earned. The maximum additional amount that could be distributed is as follows: Lynn J. Finlinson $11,310 and M. Brian Healy $20,100; the minimum amount in both cases could be zero.

(3) Pursuant to the Securities and Exchange Commission's rules, amounts for perquisites and other personal benefits for fiscal years ended after December 15, 1992, which do not exceed the lesser of $50,000 or ten percent of the named executive officer's salary and bonus, are not required to be disclosed.

(4) The Corporation does not maintain stock appreciation rights, restricted stock or long-term incentive plans.

(5) Mr. Liles was an employee of the Corporation between August 3, 1993 and March 31, 1996.

(6) Mr. Finlinson joined the Corporation on June 17, 1995.

(7) Amounts in this column consist of, where applicable, the following: amounts contributed by the Corporation pursuant to the Corporation's 401(k) Plan (which are 100% vested), group life insurance premiums, Achievers Club participation and Presidential Awards for each of the named executive officers for each fiscal year shown:

                                                                      GROUP LIFE       ACHIEVERS
                                                     401(K) PLAN      INSURANCE          CLUB          PRESIDENTIAL
                                            YEAR     CONTRIBUTION      PREMIUMS      PARTICIPATION        AWARDS
                                            ----     ------------     ----------     -------------     ------------
        Stephen T. Winn                     1995        $4,500           $145           $   177        Not Eligible
                                            1994         2,245            174             1,672        Not Eligible
                                            1993         1,799            174             4,520        Not Eligible
        Francis W. Winn                     1995         4,500            451                 0                   0
                                            1994         2,250            451                 0                   0
                                            1993           786            451                 0                   0
        E. Dean Liles                       1995         4,500            288             3,128                   0
                                            1994         2,250            288             4,760                   0
                                            1993           240             72                 0                   0
        Lynn J. Finlinson                   1995         2,610              0                 0                   0
                                            1994           N/A            N/A               N/A                 N/A
                                            1993           N/A            N/A               N/A                 N/A
        M. Brian Healy                      1995         4,500            288             3,153                   0
                                            1994         2,250            288             4,379                   0
                                            1993         1,649            288             4,187               9,922

(8) This amount includes a signing bonus paid pursuant to an arrangement entered into by the Corporation and Mr. Finlinson on June 17, 1995, which is more fully described in this Proxy Statement under the heading "Employment Contracts".

                    OPTION/SAR(1) GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning options to purchase Common Stock granted in 1995 to the five executive officers named in the Summary Compensation Table.

                                                                                             POTENTIAL
                                                                                        REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL
                                                                                          RATES OF STOCK
                              NUMBER OF     PERCENTAGE OF                                      PRICE
                             SECURITIES     TOTAL OPTIONS    EXERCISE OR                 APPRECIATION FOR
                             UNDERLYING       GRANTED TO     BASE PRICE                   OPTION TERM(5)
                               OPTIONS       EMPLOYEES IN     ($/SHARE)    EXPIRATION   -------------------
           NAME             GRANTED(#)(2)   FISCAL YEAR(3)       (4)          DATE       5%($)      10%($)
--------------------------  -------------   --------------   -----------   ----------   --------   --------
Stephen T. Winn                 25,000             8%          $ 10.25     12/31/2002   $104,250   $243,000
Francis W. Winn                      0            N/A              N/A            N/A        N/A        N/A
E. Dean Liles                   25,000             8%            10.25     12/31/2002    104,250    243,000
Lynn J. Finlinson               20,000           6.5%            10.25     12/31/2002     83,400    194,400
M. Brian Healy                   5,000           1.6%            10.25     12/31/2002     20,850     48,600

---------------

(1) The Corporation does not maintain a stock appreciation rights plan.

(2) During the five-year period following the grant, options are subject to exercise only in cumulative installments of 20% per year, so that they are subject to exercise in full only upon the expiration of five years following the first of the month next following the date of grant. Options may be exercised only while the holder is employed by the Corporation and up to three months thereafter in the case of retirement and up to 12 months thereafter in the case of disability. An option is subject to exercise by an employee's estate for 12 months after the death of the employee. Granted, but unvested, options are not subject to "change in control" protection.

(3) In the 1995 fiscal year ending December 31, 1995, seventy-two employees received stock options.

(4) The price for shares to be purchased under the granted options is the fair market value of the Corporation's Common Stock on the date of the grant (fair market value being the mean between the "bid" and "ask" at closing on the day of grant). Payment for shares purchased is made upon the exercise of the option and may be paid to the Corporation either in cash or, at the discretion of the Compensation Committee of the Board of Directors, by delivery of shares of the Corporation's Common Stock having a fair market value on the date of exercise equal to the option price, or by a combination of cash and the delivery of such shares.

(5) The amounts set forth reflect the potential realizable value of the options granted at assumed annual rates of stock appreciation of 5% and 10% through December 31, 2002, the expiration date of the options. The use of 5% and 10% is pursuant to Securities and Exchange Commission requirements and is not intended by the Corporation to forecast possible future appreciation.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information concerning the exercise in fiscal year 1995 of options to purchase Common Stock by the five executive officers named in the Summary Compensation Table and the unexercised options to purchase Common Stock held by such individuals at December 31, 1995.

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-
                                                         UNDERLYING UNEXERCISED           THE-MONEY-OPTIONS AT
                                                       OPTIONS AT FISCAL YEAR END          FISCAL YEAR-END(1)
                             SHARES                               (#)                             ($)
                           ACQUIRED ON     VALUE      ----------------------------    ----------------------------
                            EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
          NAME                 (#)          ($)           (#)             (#)             ($)             ($)
-------------------------  -----------    --------    -----------    -------------    -----------    -------------
Stephen T. Winn..........          0             0      100,000          75,000        $ 992,460       $ 569,990
Francis W. Winn..........          0             0            0               0                0               0
E. Dean Liles............      8,000      $ 44,500       32,000          85,000          256,000         567,500
Lynn J. Finlinson........          0             0            0          20,000                0          70,000
M. Brian Healy...........     20,000        73,125       13,000          22,000          114,500         139,875

---------------

(1) Calculated by multiplying the number of shares by the difference between the fair market value of the Common Stock underlying the options at December
    31, 1995 ($13.75 per share) and the relevant exercise price(s) of the options.

Note: In addition to the tables set forth above, the federal rules under which the Corporation's Proxy Statement was prepared provide for a Long-Term Incentive Plan Awards Table and a Pension Plan Table. These tables do not appear in this Proxy Statement because the Corporation does not maintain any long term incentive plan nor any defined benefit or actuarial pension plan.

                              EMPLOYMENT CONTRACTS

     On August 3, 1993, the Corporation and Mr. E. Dean Liles entered into an arrangement whereby Mr. Liles became President of the Corporation's Fast-Tax Division, reporting directly to the Corporation's President, and, on March 31, 1996, such arrangement terminated. The Corporation's sole remaining obligation to Mr. Liles is to make eleven monthly payments, commencing April 30, 1996, equal to his monthly base salary as of February 1, 1996, minus any required withholdings. In consideration of his employment by the Corporation and the aforesaid termination payments, Mr. Liles has agreed that he will not compete with the Corporation for a period of 18 months after termination of his employment.

     On June 17, 1995, the Corporation and Mr. Lynn J. Finlinson entered into a written arrangement whereby Mr. Finlinson became a Vice President of the Corporation. In addition to his salary, Mr. Finlinson was paid a signing bonus of $250,000 pursuant to the arrangement. The arrangement entitles Mr. Finlinson to participate in the 1989 Annual Incentive Plan, pursuant to which he would be eligible to achieve a maximum bonus of 30% of his base salary. Mr. Finlinson was also granted the option, pursuant to the 1982 Stock Option

Plan, as amended, to purchase 20,000 shares of the Corporation's stock at 100% of the fair market value of the stock on the date of the grant. Finally, the arrangement makes Mr. Finlinson eligible to receive a bonus based upon the performance of the Corporation's residential/commercial real estate software business during the term of the arrangement. Pursuant to the arrangement, Mr. Finlinson would not be entitled to any payment in the event of his termination for cause, as that term is defined in the arrangement. In the event of termination for any reason other than for cause, the Corporation's sole obligation is to pay Mr. Finlinson an amount equal to three months salary, less required withholdings. Mr. Finlinson has agreed that he will not compete with the Corporation for a period of 24 months following the month in which he is discharged by the Corporation, or for a period of 36 months following the month in which he voluntarily resigns his employment with the Corporation. The Corporation has agreed to pay Mr. Finlinson a total of $300,000, payable in five consecutive annual installments, accruing interest on the unpaid balance at 6% per annum. The first such payment was made at the time of entering into the arrangement for these non-competition provisions.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Computer Language Research, Inc. specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts nor be deemed to be solicitation material.

STATEMENT OF POLICY RELATING TO COMPENSATION OF SENIOR EXECUTIVES

     The compensation of the Corporation's senior executives, as administered by the Compensation Committee of the Board of Directors, shall be a function of several factors, including the following: total return to shareholders (including dividend payments and stock price appreciation); performance of the Corporation in the market place vis-a-vis its competitors; financial performance of the Corporation (including net profits and earnings per share); the quality and timeliness of the Corporation's products and services; maintenance of a reasonably skilled workforce which is not in excess of that needed to produce the Corporation's products in a timely fashion; maintenance of technological parity with the Corporation's competitors; and certain confidential and/or subjective factors. The Committee believes identifying the confidential factors would adversely affect the Corporation. Prevailing executive compensation levels among public software corporations with revenues similar to those of the Corporation, wherever located and among public corporations, regardless of industry, with revenues similar to those of the Corporation, located in the Dallas/Fort Worth area are also considered by the Committee in its administration of the Corporation's executive compensation. A substantial portion of the total annual compensation of each senior executive must be contingent upon the performance of the Corporation (or a sub-part) against such standards as well as upon the individual contribution of each officer.

ADMINISTRATION

     The Compensation Committee determines the compensation of the President and Chief Executive Officer and all management personnel reporting directly to the President, including the named executive officers whose compensation is detailed in this Proxy Statement.

     It is the intention of the Compensation Committee to assess, on an annual basis, the effectiveness of the Corporation's compensation program for senior executives according to the factors set forth in the Statement of Policy. The most recent such assessment occurred when the Committee conducted a closed executive session with a consultant from a national compensation consulting firm at its February 22, 1996, regular meeting.

COMPONENTS OF SENIOR EXECUTIVE COMPENSATION

     The Corporation has purposely limited the number of components in the compensation program for senior executives to base salary, bonus, stock options (to a limited degree) and an executive group life insurance program. In addition to these components, there are several standard benefit plans available to all employees of the Corporation. In addition, the named executive officers are eligible for participation in the Corporation's Achievers Club incentive program which is not available to all employees of the Corporation.

BASE SALARY

     In order to attract and retain competent and experienced senior executives, the Compensation Committee seeks to maintain base salaries which are competitive with comparable software companies and other Dallas/Fort Worth area public companies of similar size, taking into account the responsibilities being undertaken by and the experience of an executive, in addition to various confidential and/or subjective considerations. The Committee does not attempt to mechanically set salaries so as to correspond to the high, median or low end of survey data. The most recent review of the appropriateness of base salary levels for senior executives was made by the Compensation Committee in February, 1996, in consultation with an outside adviser from a national compensation consulting firm. The Committee was satisfied that the Corporation was neither overpaying nor underpaying its senior executives.

     In determining base salary for senior executives, the Compensation Committee also takes into consideration the fact that the executives may be eligible to participate in the Corporation's benefit plans, which include a group health plan, group life insurance plan, long term disability insurance plan, a Section 401(k) plan and a stock option plan. In addition, the Committee takes into consideration the fact that the Corporation does not maintain a pension plan, a long-term incentive plan, a restricted stock plan, a supplemental retirement benefit plan, a retirees' health plan, or a short-term disability insurance plan.

     With respect to the base salary granted to the President and Chief Executive Officer in 1995, the Compensation Committee took into account, in addition to various subjective considerations, a comparison of base salaries of chief executive officers of other comparable software companies, the overall success of the Corporation during 1994 in meeting the factors set forth above in the Statement of Policy, the longevity of the President's service to the Corporation and his professional lifetime of experience in the tax compliance business, as well as the assessment by the Compensation Committee of the President's individual performance. When it adopted a resolution relating to an increase in the base salary of the President and Chief Executive Officer from $305,000 to $318,000, at its May 2, 1995, meeting, the Committee took into consideration, in no particular order and with no particular weight, that: the Corporation's earnings grew 33% from $8,500,000 in fiscal 1993 (excluding a change in accounting method) to $11,300,000 in fiscal 1994; the Corporation increased its quarterly dividend by 25% from $0.08 per share in the first quarter of 1994 to $0.10 per share in the first quarter of 1995; the Corporation's earnings per share increased 30% from $0.61 per share in fiscal 1993 to $0.79 per share in fiscal 1994; and the Corporation's Common Stock closed at $9.13 on April 28, 1995, as compared to $7.25 on April 28, 1994, a 26% increase. In addition, with regard to the salary adjustment for the President, the Committee evaluated the overall success of the Corporation during fiscal 1994 in meeting the factors set forth above in the Statement of Policy.

     The Compensation Committee evaluates recommendations for annual salary adjustments to the base salaries of those executives reporting directly to the President. The Chairman of the Board does not receive an annual adjustment. The Committee, at its May 2, 1995, meeting, approved merit increases, effective July 1, 1995, for those named executive officers (other than the President and the Chairman of the Board) whose compensation is detailed in this Proxy Statement averaging 3.6% of then-current base salary. When it adopted resolutions relating to these merit increases for the named executive officers, in addition to various confidential and/or subjective factors, the Committee took into consideration, in no particular order and with no particular weight, the same factors as set forth in the immediately preceding paragraph. The Committee did not establish the relative importance of each factor. With regard to the executives whose compensation is detailed in this Proxy Statement, the Committee also considered such factors as overall success of each executive's group in meeting its annual objectives; managing to or bettering annual operating and capital budgets; undertaking new responsibilities; maintaining proper financial, budgetary, legal and procedural controls; reducing headcount and other overhead; and the executive's contribution to the overall governance and management of the Corporation. In reviewing the individual performance of the senior executives whose compensation is detailed in this Proxy Statement (other than the President), the Compensation Committee takes into account the views of the President.

BONUS

     The Corporation's 1989 Annual Incentive Plan (the "AIP"), which provides an opportunity for participating employees, including the named executive officers whose compensation is detailed in this Proxy Statement, to earn cash bonuses, was devised with the assistance of a leading compensation consulting firm. For 1995, awards under the AIP to the senior executives whose compensation is detailed in this Proxy Statement were based on one or more schedules setting forth certain levels of "Pretax Profit" or "Profit Contribution". The schedules are established each year by the Compensation Committee, through the exercise of subjective business judgment, taking into account the Corporation's business plan for the forthcoming year. Except for the President, there is a component of the AIP for individual performance.

     The Chairman of the Board does not receive awards under the AIP.

     For 1995, the award to the President under the AIP was based solely on corporate performance against a schedule of "Pre-Tax Profit" for the entire Corporation. For 1995, the award to the President under the AIP was 80% of his base salary as compared to a possible range of 0% to 100% of base salary.

     For 1995, the AIP award to the President -- Fast-Tax Division was governed by the following: 30% of bonus was based on overall financial performance of the Corporation, 50% was based on the financial performance of the Fast-Tax Division and 20% of bonus was based on individual performance. The 1995 award to the President -- Fast-Tax Division under the AIP was 46% of his base salary as compared to a possible range of 0% to 100% of base salary.

     For 1995, the AIP award to the President -- Rent Roll, Inc. was governed by the following: 80% of bonus was based on the performance of the real estate management software group and 20% of bonus was based on individual performance. As of the last practicable date for the inclusion of data in this Proxy Statement, the 1995 award to the President -- Rent Roll, Inc. under the AIP was 24% of his base salary as compared to a possible range of 0% to 60% of base salary. Any award to the President -- Rent Roll, Inc. for individual performance will be pro-rated to reflect the fact that he joined the Corporation on June 17, 1995.

     For 1995, the AIP award to the Group Vice President -- Finance & Administration was governed by the following: 80% of bonus was based on the overall financial performance of the Corporation and 20% of bonus was based on individual performance. As of the last practicable date for the inclusion of data in this Proxy Statement, the 1995 award to the Group Vice
President -- Finance & Administration under the AIP was 38% of his base salary as compared to a possible range of 0% to 60% of base salary.

     The President -- Rent Roll, Inc., and the Group Vice President -- Finance & Administration are eligible for additional AIP awards attributable to the individual performance component of their 1995 AIP bonus structure, the actual awards of which will be based on events occurring in 1996 subsequent to the date of this Proxy Statement. These additional awards will range from 0% to 12% of base salary for each of these individuals. The maximum dollar amount of the additional AIP award for each of these individuals is set forth in footnote 2 to the Summary Compensation Table in this Proxy Statement.

     The Compensation Committee believes that the AIP constitutes an important incentive to management to operate the business of the Corporation in a manner which will lead to the accomplishment of the factors noted in the Statement of Policy set forth at the beginning of this report.

STOCK OPTIONS

     In fiscal year 1995, the Compensation Committee made use of the 1982 Stock Option Plan as an incentive to senior management. At its July 25, 1995, regular meeting, the Compensation Committee granted to the named executive officers the options shown in the "Options/SAR Grants in Last Fiscal Year" table presented above. When it adopted resolutions relating to grants of stock options for the named executive officers at its July 25, 1995, regular meeting, in addition to various subjective factors, the Committee took into consideration the same corporation performance factors as noted above in the section of this report dealing with base salary. The Committee did not establish the relative importance of each factor.

     The Compensation Committee administers the 1982 Stock Option Plan using certain stock option target ranges for ten grades of managers and executives which employ a matrix of minimum and maximum option grant ranges (grade 24, minimum of 175,000 shares and a maximum of 350,000 shares; grade 12, minimum of 2,500 shares and a maximum of 5,000 shares). These target ranges assist the Committee with its administration of the 1982 Stock Option Plan. The target ranges were arrived at through the exercise of subjective business judgment. The Compensation Committee, in the course of granting stock options, considers the total number of options previously granted to each named executive officer and does not consider whether such prior grants are yet subject to exercise or whether such prior grants, to the extent exercisable, have been exercised.

     The Chairman of the Board does not participate in the 1982 Stock Option Plan. While the President of the Corporation is a major shareholder of the Corporation (see the table relating to Beneficial Ownership of Common Stock by Principal Shareholders, Directors and Named Executive Officers appearing above in this Proxy Statement), regardless of any activity in his behalf under the Stock Option Plan, the Committee believes that option grants serve as a performance incentive to the President.

     The Committee believes that the purpose of stock options for senior executives other than the President is to align their interests with those of the shareholders of the Corporation. Stock options are granted with an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant and typically vest over five years. This approach is designed to create shareholder value over the long term since the full benefit of an option grant cannot be realized unless stock price appreciation occurs over a number of years.

COMPENSATION COMMITTEE OF COMPUTER LANGUAGE RESEARCH, INC.

February 22, 1996

Merle J. Volding, Chairman
Alfred R. Berkeley, III
James R. Dunaway, Jr.
Max D. Hopper

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Computer Language Research, Inc. specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts nor be deemed to be solicitation material.

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the Nasdaq Broad Market Index and the Nasdaq Computer and Data Processing Companies Index (Standard Industrial Code 737 (SIC 7370-7379)) for six December 31 data points, commencing December 31, 1990 and ending December 31, 1995 (a five-year period from December 31, 1990 to December 31, 1995). The historical stock price performances shown on the graph below are not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             OF THE CORPORATION; NASDAQ -- US; NASDAQ SIC 7370-7379

ASSUMES THAT THE VALUE OF THE INVESTMENT IN CLR COMMON STOCK AND EACH INDEX WAS
                           $100 ON DECEMBER 31, 1990.

         MEASUREMENT PERIOD                                   NASDAQ SIC
        (FISCAL YEAR COVERED)                 CLR             7370-7379         NASDAQ - US
12/31/90                                       100.0              100.0              100.0
12/31/91                                       120.2              201.5              160.6
12/31/92                                       148.9              216.8              186.9
12/31/93                                       322.5              229.5              214.5
12/31/94                                       480.7              278.7              209.7
12/31/95                                       596.6              425.1              296.3

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young, the Corporation's independent auditors for fiscal year 1995, are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Corporation's officers and directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that during 1995 all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with, except for a Form 3 which should have been filed at the time Mr. Robert H. Dilworth, for many years an officer of the Corporation, was elected as an executive officer of the Corporation. A Form 5 was timely filed by Mr. Dilworth.

                             SHAREHOLDER PROPOSALS

     Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Corporation consistent with Rule 14a-8 promulgated pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. For shareholder proposals to be considered for inclusion in the Proxy Statement and proxy relating to the 1997 Annual Meeting of Shareholders, such proposals must be received by the Corporation in writing not later than December 1, 1996. Such proposals should be sent by certified mail, return receipt requested, to Computer Language Research, Inc., 2395 Midway Road, Carrollton, Texas 75006, Attention: Secretary. Such proposals must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission relating to inclusion of shareholder proposals. Each shareholder proposal submitted to the Corporation must be received in a timely fashion and should indicate the full and correct registered name and address of the shareholder making the proposal and the number of shares of Common Stock owned by the proponent. If beneficial ownership is claimed, documentary proof thereof should be submitted with the proposal. In addition, a proponent must notify the Corporation in writing of his or her intention to appear personally or by proxy at the meeting to present the proposal for action.

                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Corporation. All costs incurred in the solicitation of proxies will be borne by the Corporation. In addition to solicitation by mail, officers and employees of the Corporation may solicit proxies by telephone, telegraph, or personally, without additional compensation. The Corporation also may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Corporation will reimburse such brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

                                 ANNUAL REPORT

     The Annual Report to Shareholders of the Corporation for fiscal 1995 and the Form 10-K for fiscal 1995, including financial statements for the fiscal year ended December 31, 1995, accompany this Proxy Statement. Neither the Annual Report nor the Form 10-K is to be deemed part of this Proxy Statement.

                                 OTHER BUSINESS

     The Board of Directors knows of no matters other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named as proxies in the accompanying proxy to vote in accordance with their best judgment.

                                            By Order of the Board of Directors



                                            DOUGLAS H. GROSS
                                            Secretary

Carrollton, Texas
April 1, 1996

                        COMPUTER LANGUAGE RESEARCH, INC

                                   PROXY CARD

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Francis W. Winn and Stephen T. Winn, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote all the shares of stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Corporation to be held at 9:30 a.m., Tuesday, April 30, 1996 and at any adjournment thereof.

ELECTION OF DIRECTORS. The following have been nominated by the Board of Directors for election as Directors of the Corporation: Francis W. Winn, Stephen T. Winn, Dr. David L. Winn, Alfred R. Berkeley III, James R. Dunaway, Jr., Merle J. Volding and Max D. Hopper. To instruct the Proxies to vote your shares for all of these nominees for Director, place an "X" in the FOR box on the reverse side of this card. To instruct the Proxies to vote your shares for all of these nominees for Director except for a certain nominee or nominees from whom you want to withhold your vote, print the name or names of the nominee or nominees from whom you want to withhold your vote on the line on the reverse side of this card. To instruct the Proxies to withhold your shares from the vote for all of these nominees for Director, place an "X" in the WITHHELD box on the reverse side of this card. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR IDENTIFIED IN THIS PARAGRAPH.

Unless otherwise specified, this proxy will be voted in the discretion of the Proxies on such other matters as may properly come before the Meeting.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE

[X]      Please mark your
         votes as in this
         example.

                          FOR    WITHHELD
1.       Election of      [ ]      [ ]        NOMINEES:  Francis W. Winn, Stephen T. Winn, Dr. David L. Winn, Alfred R.
         Directors                            Berkeley III, James R. Dunaway, Jr., Merle J.  Volding, Max D. Hopper


For, except vote withheld from the following nominee(s):


--------------------------------------------------------



SIGNATURE(S)                                                DATE
             ----------------------------------------------      ------------              SEE REVERSE SIDE OF THIS
                                                                                           CARD FOR AN EXPLANATION
SIGNATURE(S)                                                DATE                           OF THE ITEM TO BE
             ----------------------------------------------      ------------              VOTED UPON.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as  attorney, executor, administrator, trustee or guardian, please give full title as such.